PG&E Corporation

2023 INVESTOR DAY

Investing in California's Prosperity

May 24, 2023

Forward Looking Statements

This presentation contains statements regarding PG&E Corporation's and Pacific Gas and Electric Company's (the "Utility") future performance, including expectations, objectives, and forecasts about operating results (including 2023 and 2024 non-GAAP core earnings), rate base growth, capital investment, operating cashflow, waste elimination, wildfire risk mitigation, and regulatory developments. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with:

- wildfires that have occurred in the Utility's territory, including the extent of the Utility's liability in connection with the 2019 Kincade fire, the 2020 Zogg fire (including the outcome of the criminal charges filed in connection with the 2020 Zogg fire), the 2021 Dixie fire, the 2022 Mosquito fire, and future wildfires;
- the Utility's ability to recover wildfire-related costs, including costs for the 2021 Dixie fire, from the Wildfire Fund (including the Utility's maintenance of a valid safety certificate and whether the Wildfire Fund has sufficient remaining funds) and through the WEMA and FERC TO rate cases; and the timing of insurance recoveries;
- the Utility's implementation of its wildfire mitigation programs, including PSPS, EPSS, situational awareness and response, the undergrounding initiative, and the programs' effectiveness;
- the Utility's ability to safely and reliably operate, maintain, construct, and decommission its facilities;
- changes in the electric power and gas industries driven by technological advancements and a decarbonized economy;
- a cyber incident, cyber security breach, severe natural event, or physical attack;
- severe weather conditions, extended drought, and climate change, particularly their impact on the likelihood and severity of wildfires;
- the impact of legislative and regulatory developments, including those regarding wildfires, the environment, California's clean energy goals, the nuclear industry, extended operations at Diablo Canyon nuclear power plant, regulation of utilities' transactions with their affiliates, municipalization, privacy, and taxes;
- the timing and outcome of FERC and CPUC proceedings, including regarding ratemaking, cost recovery, and the application to transfer non-nuclear generation assets;
- the outcome of self-reports, investigations or other enforcement actions;
- PG&E Corporation and the Utility's substantial indebtedness, which may adversely affect their financial health and limit their operating flexibility;
- the ability of PG&E Corporation and the Utility to finance through securitization up to $1.385 billion of remaining fire risk mitigation capital expenditures that were or will be incurred by the Utility;
- the timing and outcome of PG&E Corporation's and the Utility's litigation, including unresolved claims from the Chapter 11 proceedings, securities class action claims, wildfire-related litigation, and appeals of the Confirmation Order;
- future substantial sales of shares of common stock of PG&E Corporation by existing shareholders, including the Fire Victim Trust;
- the Utility's ability to control operating costs, timely recover costs through rates, and achieve projected savings and the extent of excess unrecoverable costs;
- the tax treatment of certain assets and liabilities, including whether PG&E Corporation or the Utility undergoes an "ownership change" that limits certain tax attributes;
- the impact of growing distributed and renewable generation resources, and changing customer demand for its natural gas and electric services; and
- the other factors disclosed in PG&E Corporation and the Utility's joint annual report on Form 10-K for the year ended December 31, 2022, their joint quarterly report on Form 10-Q for the quarter ended March 31, 2023 (the "Form 10-Q") and other reports filed with the SEC, which are available on PG&E Corporation's website at www.pgecorp.com and on the SEC website at www.sec.gov.

Undefined, capitalized terms have the meanings set forth in the Form 10-Q. Unless otherwise indicated, the statements in this presentation are made as of May 24, 2023. PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation was attached to PG&E Corporation and the Utility's joint current report on Form 8-K that was furnished to the SEC on May 24, 2023 and is also available on PG&E Corporation's website at www.pgecorp.com.

PG&E Senior Executive Team…



Patti Poppe
CEO
PG&E Corporation

Former President and CEO CMS Energy

16 years utility experience

16 years automotive experience



Sumeet Singh
EVP, Operations & Chief Operating Officer
20 years of utility experience including: Chief Safety and Risk Officer at PG&E



Jason Glickman
EVP, Engineering, Planning & Strategy
21 years industry experience including: Partner & Global Head of Utilities and Renewables at Bain & Company



Carla Peterman
EVP, Corporate Affairs
20 years industry experience including: SVP Strategy and Regulatory Affairs at SCE



Carolyn Burke
EVP, Chief Financial Officer
25 years industry experience including: EVP and CFO at Chevron Phillips Chemical Company and EVP Strategy at Dynegy



Julius Cox
EVP, People, Shared Services & Supply Chain
21 years industry experience



John Simon
EVP, General Counsel and Chief Ethics & Compliance Officer
16 years industry experience



Marlene Santos
EVP, Chief Customer Officer
40 years industry experience



Ajay Waghray
SVP, Chief Information Officer
31 years industry experience

…Investing in California's Prosperity

Investing In California's Prosperity…



- Physical Risk Reduction
- Financial Risk Mitigation
- Sector Leading Rate Base Growth
- Performance Playbook
- Simple, Affordable Model
- Regulatory and Stakeholder Support

…Improving Outcomes And Earning Trust

A Better PG&E Today…

Sumeet Singh
EVP, Operations and Chief Operating Officer



Mitigating Physical Risk Today

Carolyn Burke
EVP, Chief Financial Officer



Mitigating Financial Risk For Customers and Investors

Marlene Santos
EVP, Chief Customer Officer



Lean Operating System and Waste Elimination

Carla Peterman
EVP, Corporate Affairs



Earning Trust

…And For The Future

Operational Mitigations Build on Existing Layers of Protection…

90% **reduction** in wildfire risk from PG&E equipment[1]

94% **reduction** in wildfire risk from PG&E equipment in 2023[1]



100%
80%
60%
40%
20%
0%
Wildfire Mitigation Programs
(System Hardening/Undergrounding, Vegetation Management, Enhanced Inspections and Repairs)
Enhanced Powerline Safety Settings (EPSS)
Public Safety Power Shutoff (PSPS)
Situational Awareness and Response

New or expanded measures in 2023:

- ☑ Downed Conductor Detection
- ☑ Partial Voltage Force Out
- ☑ Transmission Operational Controls
- ☑ Transmission Pole Clearing

…Which Increases Wildfire Risk Reduction to 94% in 2023

Endnotes are included in the Appendix.

State-of-the-Art Tools…



Gridware Piloting

Identifies faults not detectable with traditional tools





Early Fault Detection and Distribution Fault Anticipation

Detect hazards before a fault occurs

…Will Build On Existing Wildfire Safety Efforts

We Are Prepared For Various Weather Conditions…


Water and Wind


Flood


Drought

…With Mitigations That Address a Multitude of Hazards

Strategic Partnerships Accelerate Innovation…


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…Which Further Mitigates Wildfire Risk

Partnerships With State and Local Stakeholders…



Brian Rice
President, California Professional Firefighters

…Will Continue To Mitigate Wildfire Risk

Key Messages…

This year's efforts will increase wildfire risk reduction to[1]

94%

- PG&E is prepared to mitigate the wildfire risk from various weather conditions
- Investments in innovative strategies and platforms, globally, will further mitigate wildfire risk
- Partnerships with state and local stakeholders will continue to mitigate wildfire risk
- State-of-the-art tools will continue to build on existing wildfire safety layers of protection

…About Our Efforts To Mitigate Wildfire Risk

Endnotes are included in the Appendix.

A Better PG&E Today…

Sumeet Singh
EVP, Operations and Chief Operating Officer



Mitigating Physical Risk Today

Carolyn Burke
EVP, Chief Financial Officer



Mitigating Financial Risk For Customers AND Investors

Marlene Santos
EVP, Chief Customer Officer



Lean Operating System and Waste Elimination

Carla Peterman
EVP, Corporate Affairs



Earning Trust

…And For The Future

Early Assessment…

Triple Bottom Line

- People
- Planet
- Prosperity

Performance Playbook

- Lean
- Breakthrough

Customer AND Investor Focus

- Consistent Performance
- Major Shift at PG&E

Constructive California Regulation

- Decoupling
- Four Year GRC
- Three Year CoC
- Test Year

Strong leadership alignment

…Best Value Proposition In The Sector

Investment Drives Safety and Performance…



$39
billion
$52
billion
$67
billion

Last 5 Years (2018-2022)	Next 5 Years (2023-2027)	6-10 Years (2028-2032)

…For Customers AND Investors

Customer Investment Grows…



Amount
(billions)
$ 16
14
12
10
8
6
4
2
0
Avg. $8B /year
Avg. $10B /year
Avg. $13B /year
Generation, IT & Other
Non-WF Risk Reduction
Customer & Connections
Wildfire Mitigation, System Hardening & Undergrounding
Elec. Transmission
Gas
Electric Distribution
2018-2022
2023-2027
2028-2032

…To Do Good, Needed Work

Benefits of Investment…

- ☑ Safety
- ☑ Wildfire Risk Reduction
- ☑ Reliability Improvements
- ☑ Customer Capacity
- ☑ Productivity, Eliminating Waste
- ☑ De-Carbonization and Electrification
- ☑ California Prosperity

…Affordable Service Improvement And Risk Reduction

Substantial Incremental Opportunities…


$5B
$52B
Next 5 Years

Opportunities

Growth
- Transmission
- Distribution

Generation
- Hydro
- Storage

Efficiency
- IT & Automation
- Waste Elimination
- Sourcing

…To Better Serve Our Customers

Simple, Affordable Model…

MODEL[1]

	OPPORTUNITIES
Customer Capital Investment	~9%
Offsets	
-O&M cost reduction (non-fuel)[2]	2%
-Electric load growth[3]	1% - 3%
-Other (including efficient financing)[4]	2%
Subtotal	5% - 7%
Customer Impacts: At or Below Assumed Inflation	2% - 4%

Examples of O&M Cost Reductions (Non-Fuel)

	2022 Actual (millions)	2023 Plan (millions)	Long-Term Plan (millions)
Good Business Decision			
- Attrition	$ 25	$ 25	$ 25
- Efficiencies & Insurance	270	200	50
- Capital Conversion	100	50	25
- Automation	5	15	30
Savings Through Lean			
- Planning & Execution Improvements	45	100	150
Net Cost Increases	(115)	(190)	(80)
Net Savings	$ 330	$ 200	$ 200
Percent Savings (Fast Start)	3%	2%	2%

Efficient Financing

Sale of Minority Interest in Pacific Generation LLC

…Creates Room For Customer Capital Investment

Presentation endnotes are included in the Appendix.

Improving O&M Performance…

Non-Fuel O&M Increase (Decrease)[1]



Percent
Five-Year Average[2]
+ 10%
5
0
-5
PG&E
PG&E 2022
-3%
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Peers[3]

Non-Fuel O&M per Customer[4]

Quartile	O&M Per Customer
First	$ 600
Second	700
Third	800
Fourth (Includes PG&E)	**1,000**

…To Make Bills Affordable

Presentation endnotes are included in the Appendix.

Plan Creates Significant Opportunity…


Revenue
Expense
O&M
PPAs
Capital
Depreciation
Interest
Tax
Earnings
$22B
65%
35%
2023
CAPEX
RELATED
~$4B
FUEL
~$1/2B
EFFICIENCIES
& WASTE
ELIMINATION
~$1B
$25B
2% - 4%
Avg. annual
increase
~50%
~50%
EPS Growth
2027

…Improves Customer Affordability

Capital Investment…



Amount
(billions)
$ 12
10
8
6
4
2
0
-2
-4
-6
-8
Operating Cashflow
$10
$4
Capital Investment
Cashflow Pre-Dividend
2022
2023
2024
2025
2026
2027

Federal NOLs ($B)	$27	$33	$32	$29	$28	$26

…Also Improves Cashflow

Value Proposition…

Value Proposition

Growing Customer Capital Investment Provides

- Important Customer Benefits
- Consistent, Premier EPS[1] Growth
- Cash Flow Improvement

Affordable

- Industry-Leading Cost Reduction
- Load Growth

Takeaways

- ☑ Executing Customer Investment
  - Peer leading; no "BIG" bets
- ☑ Delivering Affordably
- ☑ Reducing Risk (minimizing exposure)
- ☑ Constructive California Regulation
- ☑ Delivering Premium EPS[1] Growth
  - "We ride the roller coaster, so you don't have to"

…For Customers AND Investors

Presentation endnotes are included in the Appendix.

A Better PG&E Today…

Sumeet Singh
EVP, Operations and Chief Operating Officer



Mitigating Physical Risk Today

Carolyn Burke
EVP, Chief Financial Officer



Mitigating Financial Risk For Customers and Investors

Marlene Santos
EVP, Chief Customer Officer



Lean Operating System and Waste Elimination

Carla Peterman
EVP, Corporate Affairs



Earning Trust

…And For The Future

Lean: Driving Business Performance For Global Leaders…

- Developed by Toyota
- Popularized worldwide in the 1990s
- Delivers value to customers by eliminating waste and low-value work

TOYOTA	Significant improvements in quality and safety
BOEING	Value Stream Mapping eliminated waste across entire production process
STARBUCKS COFFEE	Reduced waste by tracking the exact amount of coffee beans used in each cup of coffee
NIKE	Optimized supply chain, resulting in reduced costs

…Aligning Performance And Driving Value

The Lean Playbook at PG&E…

1. Visual Management
2. Operating Reviews
3. Problem Solving
4. Standard Work
5. NEW Waste Elimination

…Delivering Visibility, Control, Predictability And Continuous Improvement

Lean In Action At PG&E…




WILDFIRE
COMMAND
CENTER


CUSTOMER SATISFACTION
Customer Satisfaction Score (CSS) Overa

…Improving Performance For Customers AND Investors

Lean Play 5: Waste Elimination…

Consistent methodology and tools to identify, size and eliminate waste


8 Waste Types
TRANSPORTATION
INVENTORY
MOTION
WAITING
OVERPROCESSING
OVERPRODUCTION
DEFECTS
SKILLS

Project Pipeline


Stage 1
Ideation
Stage 2
Project Validation
Stage 3
Project Implementation
Stage 4
Financial Realization

>225 Projects

Key 2023 Projects Eliminating Waste…

Joe Forline
SVP, Gas Operations



Gas Operations

Christine Cowsert
SVP, Gas Engineering



New Customer Connections

Peter Kenny
SVP, Major Infrastructure Delivery



Undergrounding and Vegetation Management

…Without Compromising Safety Or Quality

Lean Enabling 22% Reduction In Gas Pipeline Dig-ins…

Waste Elimination Savings in 2022

$4.6M



Gas Dig-ins
(1st Quartile Performance)
1
0.98
0.96
0.94
0.92
0.9
0.88
0.86
0.84
0.82
1,637
1,483
Forecast: 1,272
YTD: 356
2021
2022
2023 (YTD)
Dig-ins per 1,000 USA tickets



Visual Management and Operating Reviews



Five Minute Meeting

Simple Problem Solving and Standard Work

…Improves Performance And Delivers Business Results

Key 2023 Projects Eliminating Waste…

Joe Forline
SVP, Gas Operations



Gas Operations

Christine Cowsert
SVP, Gas Engineering



New Customer Connections

Peter Kenny
SVP, Major Infrastructure Delivery



Undergrounding and Vegetation Management

…Without Compromising Safety Or Quality

Using Lean To Streamline New Customer Connections…



PLAN DELIVERY CENTER ~ NEW BUSINESS CURRENT STATE VALUE STREAM MAP
INITIATE
INTAKE
DESIGN
DEPENDENCIES
CONSTRUCTION

Process Steps

Pain Points

Fallout
Customers choose not to move forward with **63% of projects**

Processing Time
Total avg queue time = 330 days
Total processing time = 90 days

Queue Time

…With Value Stream Mapping

Lean Eliminates Waste In New Customer Connections...

Intake Phase

- Reduce waiting and over processing
- Implement standard work for project management
- Focus on shovel-ready projects

Design & Estimating

- Better utilize talent and reduce overtime
- Cut defects in design and approval process
- Reduce design work that won't be paid for

Overall Cycle Time

- Stop non-ready work before costly phases
- Partner with CBIA to improve cycle time
- Reduced queue by >1000 projects YTD

...And Has Driven A <u>60% Improvement</u> In On-time Delivery

Key 2023 Projects Eliminating Waste…

Joe Forline
SVP, Gas Operations



Gas Operations

Christine Cowsert
SVP, Gas Engineering



New Customer Connections

Peter Kenny
SVP, Major Infrastructure Delivery



Undergrounding and Vegetation Management

…Without Compromising Safety Or Quality

Vegetation Management Leverages Waste Elimination…

2023 Cost Reduction
~$300M

Waste Elimination Examples

• 24 prime contractors; several trips to each location	• 14 prime contractors; work bundled by location
• High use of Time & Expense contracts	• Standardized unit-rate contracts
• Significant rework to meet quality standards	• Meet quality standards the first time

…To Deliver Safety, Quality, Cost AND Delivery

Undergrounding Leverages Waste Elimination…

2023 Cost Reduction
~$70M

Waste Elimination Examples

• Concentrated contractor base	• Expanded use of internal workforce with contractor base with specialty skills
• 36” trench depth and 18” width	• 30” trench depth and 8” width
• Shorter cable runs, more boxes per mile	• Longer cable runs, fewer boxes per mile

…To Deliver Safety, Quality, Cost AND Delivery

Lean Is Growing And Maturing At PG&E...


WILDFIRE
COMMAND
CENTER

- Driving a culture of performance and continuous improvement
- Improving the customer experience
- Eliminating waste with 200+ projects identified
- Enabling 2% annual O&M savings
- **Delivering on our simple affordable model**

...To Harness The Power Of 26K Co-Workers To Deliver The "Ands"

A Better PG&E Today…

Sumeet Singh
EVP, Operations and Chief Operating Officer



Mitigating Physical Risk Today

Carolyn Burke
EVP, Chief Financial Officer



Mitigating Financial Risk For Customers and Investors

Marlene Santos
EVP, Chief Customer Officer



Lean Operating System and Waste Elimination

Carla Peterman
EVP, Corporate Affairs



Earning Trust

…And For The Future

Policymaker And Stakeholder Support…

Outcomes that benefit customers and investors provide long–term stability

- **Sept 2022** Undergrounding and Diablo Canyon Legislation Passed
- **Nov 2022** 2022 WMP Approval
- **Nov 2022** 2022 Cost of Capital Decision
- **Dec. 2022** 2022 Safety Certification
- **Dec 2022** 2023 Cost of Capital Decision
- **Jan 2023** Wildfire Self-Insurance Settlement Approval
- **Feb 2023** 2020 WMCE Settlement Approval
- **Apr 2023** 2022 WMCE IRR PD
- **May 2023** Resolution of Safety Culture Proceeding

Financial Risk Mitigation: Nov 2022 (2022 Cost of Capital Decision), Dec 2022, Jan 2023, Feb 2023, Apr 2023

Physical Risk Mitigation: Sept 2022, Nov 2022 (2022 WMP Approval), Dec. 2022, May 2023

…To Execute Our Plan And Mitigate Physical And Financial Risk

GRC Brings Further Certainty…



86%
of incremental GRC ask is for Safety, Reliability and Maintenance*

*Includes expense and capital revenue and depreciation increase

- GRC outcome will **provide 4-year stability** in core revenues to serve customers
- Revenues from final decision will be **retroactive to January 2023**
- **Safety and reliability** are at the core of this GRC and drive over **86%** of the request
- **Mechanisms for emergencies** continue to be available

…To Safety And Risk Mitigation Spend Through 2026

Working Closely With Stakeholders…

Enabling Diablo Canyon Power Plant to Stay Open

for at least 5 years by advancing historic legislative and regulatory decisions

19.4%
of the state's total annual clean energy

Facilitating Electrification and Customer Connections

through interconnection policies that streamline processes and funding

OVER THE LAST TWO YEARS
41%
increase in EV Fast Chargers

Helping Customers

with arrearage relief, advancement of the climate credit, and support for fixed charges

OVER THE LAST TWO YEARS
653K
customers helped across two state arrearage relief programs

~$545M Total arrearage relief

…To Meet The State's Clean Energy And Economic Goals



Ann Patterson
Cabinet Secretary
Office of California Governor

Q&A Panel

Patti Poppe
CEO



Sumeet Singh
EVP, Operations and Chief Operating Officer



Carolyn Burke
EVP, Chief Financial Officer



Marlene Santos
EVP, Chief Customer Officer



Carla Peterman
EVP, Corporate Affairs



- ☑ **Physical Risk Reduction**
- ☑ **Financial Risk Mitigation**
- ☑ **Sector Leading Rate Base Growth**
- ☑ **Performance Playbook**
- ☑ **Simple Affordable Model**
- ☑ **Regulatory and Stakeholder Support**

PG&E Corporation

Appendix

Endnotes

Slide titles are hyperlinks

Slide 6: Operational Mitigations Build on Existing Layers of Protection

1. Based on a comparison in the Utility's GRC testimony of the wildfire risk score for a baseline risk level to a risk level reflecting the Utility's mitigation work. Risk scores are calculated using the scoring methodology established by the CPUC in the Safety Model Assessment Proceeding, which reflects the frequency with which various risks are expected to occur and the potential safety, reliability, and financial impacts of varying degrees of wildfire severity.

Slide 11: Key Messages

1. Based on a comparison in the Utility's GRC testimony of the wildfire risk score for a baseline risk level to a risk level reflecting the Utility's mitigation work. Risk scores are calculated using the scoring methodology established by the CPUC in the Safety Model Assessment Proceeding, which reflects the frequency with which various risks are expected to occur and the potential safety, reliability, and financial impacts of varying degrees of wildfire severity.

Slide 18: Simple, Affordable Model

1. These numbers are illustrative approximations.
2. The Utility's cost reduction strategies include increased efficiency and waste elimination driven by implementing the Lean operating system, improving its work management, identifying additional opportunities to improve its capital-to-expense ratio, and an improved organizational design. Factors that may cause the Utility's actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons.
3. Expected drivers of forecasted electric load growth include electrification and electric vehicle adoption.
4. Factors that may cause the Utility's actual results to differ materially from its forecasts include the ability of PG&E Corporation and the Utility to access capital markets and other sources of debt and equity financing in a timely manner on acceptable terms; their ability to raise financing through securitization transactions; actions by credit rating agencies to downgrade PG&E Corporation's or the Utility's credit ratings; the supply and price of electricity, natural gas, and nuclear fuel; its use of self-insurance for wildfire liability insurance; and the impact of any changes in federal or state tax laws, policies, regulations, or their interpretation, and PG&E Corporation's and the Utility's ability to obtain efficient tax treatment.

Slide 19: Improving O&M Performance

1. Defined as total electric operation and maintenance expenses from FERC Form 1 adjusted to remove fuel, purchased power costs, employee pensions and benefits, and injuries and damages per electric account, inclusive of CCA customers.
2. Five-year average is calculated from 2017-2021.
3. List of Peers: Alliant Energy Corporation, Ameren Corporation, American Electric Power Company Inc., CMS Energy Corporation, Consolidated Edison Inc., DTE Energy Company, Duke Energy Corporation, Edison International, Evergy Inc., Eversource Energy, NiSource Inc., Pinnacle West Capital Corporation, The Southern Company, WEC Energy Group Inc., Xcel Energy Inc.
4. Based on 2021 data. Non-Fuel O&M per customer shown is the average for the quartile.

Slide 22: Value Proposition

1. Non-GAAP core EPS is not calculated in accordance with GAAP. See first quarter 2023 earnings presentation Appendix 9, Exhibits A and C for a reconciliation of EPS and EPS guidance on a GAAP basis to non-GAAP core earnings per share and Appendix 9, Exhibit E regarding non-GAAP financial measures.